UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2020 (April 22, 2020)

 Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2020, Gregory Raskin, M.D., notified the Board of Directors (the “Board”) of Y-mAbs Therapeutics, Inc. (the “Company”), that he will retire from the Board at the end of his current term and that he will not stand for re-election to the Board at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”). Dr. Rasking will continue to serve as a member of the Board until the Annual Meeting.

Dr. Raskin advised the Company that his decision not to stand for re-election was not the result of any disagreement with the Company, its management, the Board, any committee of the Board or its management on any matter relating to the Company’s operations, policies or practices.

Upon the expiration of Dr. Raskin’s current term at the Annual Meeting, the size of the Board will be maintained at eight (8) directors. The other current Class II directors, James I. Healy, M.D., and Ashutosh Tyagi, M.D., whose terms expire at the Annual General Meeting have informed the Board that they will stand for re-election to the Board as Class II directors at the Annual Meeting. The Board of Directors has, following a recommendation from the Board’s Nominating and Corporate Governance Committee, resolved to nominate Ms. Laura J. Hamill to be elected as a Class II director at the Annual Meeting.

On April 24, 2020, the Company issued a press release regarding the planned Board change. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 24, 2020 issued by Y-mAbs Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: April 24, 2020	By:	/s/ Thomas Gad
Thomas Gad
Founder, Chairman, President and Head of Business Development & Strategy